UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

COCA-COLA CONSOLIDATED, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 392-8298

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 29, 2024, Coca-Cola Consolidated, Inc. (the “Company”) completed the issuance and sale of $700,000,000 aggregate principal amount of the Company’s 5.250% Notes due 2029 (the “2029 Notes”) and $500,000,000 aggregate principal amount of the Company’s 5.450% Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Notes”).

The Notes are governed by, and the Company issued the Notes pursuant to, the terms of an indenture, dated as of December 15, 2020 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (the “Prior Trustee”), as amended or supplemented by a first supplemental indenture, dated as of May 21, 2024 (the “First Supplemental Indenture”), by and among the Company, the Prior Trustee, and Truist Bank, as the successor trustee (the “Trustee”), as further amended or supplemented by a second supplemental indenture, dated as of May 29, 2024 (the “Second Supplemental Indenture”), between the Company and Trustee (together with the Base Indenture and First Supplemental Indenture, the “Indenture”).

The Notes are the Company’s senior unsecured obligations and rank equally with the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and liabilities of the Company’s subsidiaries.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its subsidiaries to incur, create, assume or guarantee any indebtedness secured by a security interest on the Company’s principal properties or the stock of subsidiaries that own its principal properties or to engage in certain sale and leaseback transactions with respect to the Company’s principal properties. Each series of the Notes is a new issue of securities with no established trading market. The Company does not intend to apply for the listing of any series of the Notes on any securities exchange or for quotation of such Notes on any automated dealer quotation system.

The 2029 Notes will mature on June 1, 2029 and the 2034 Notes will mature on June 1, 2034, in each case, unless earlier redeemed or repurchased by the Company. The 2029 Notes will bear interest at a rate of 5.250% per annum and the 2034 Notes will bear interest at a rate of 5.450% per annum. The Company will pay interest on the Notes semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2024. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months. Payments of principal and interest to owners of book-entry interests are expected to be made in accordance with the procedures of The Depository Trust Company and its participants in effect from time to time.

Prior to May 1, 2029 with respect to the 2029 Notes (one month prior to the maturity date of the 2029 Notes) and March 1, 2034, with respect to the 2034 Notes (three months prior to the maturity date of the 2034 Notes) (each, a “Par Call Date”), the Notes will be redeemable, at the Company’s option, at a redemption price equal to the greater of: (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the series of Notes being redeemed discounted to the redemption date (assuming the Notes to be redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the Second Supplemental Indenture) plus the applicable premium specified in the Second Supplemental Indenture, in each case less (b) interest accrued to the redemption date, and (ii) 100% of the principal amount of the Notes of the applicable series to be redeemed, plus, in either case, accrued and unpaid interest on the series of Notes to be redeemed to, but excluding, the redemption date.

At any time on or after the applicable Par Call Date for a series of Notes, the Company may redeem the Notes of the applicable series, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes of the applicable series being redeemed plus accrued and unpaid interest on the Notes of the applicable series being redeemed to, but excluding, the redemption date.

In addition, upon the occurrence of a Change of Control Triggering Event (as defined in the Second Supplemental Indenture), holders of the Notes may require the Company to purchase in whole or in part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, on such Notes, to, but not including, the date of purchase.

The summaries of documents described above do not purport to be complete and such descriptions incorporated herein are qualified in their entirety by reference to the Indenture and the forms of global notes which are included in Exhibit 4.1 filed herewith.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 and included in Item 1.01 above is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of May 29, 2024, between Coca-Cola Consolidated, Inc. and Truist Bank, as trustee

4.2	Form of 5.250% Notes due 2029 (included in Exhibit 4.1)

4.3	Form of 5.450% Notes due 2034 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC

23.1	Consent of Moore & Van Allen PLLC (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 29, 2024	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III
Executive Vice President, General Counsel and
Secretary